Exhibit 99.2

IBM 3Q 2021 Earnings Non-GAAP Supplemental Material October 20, 2021 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2021 3Q21 Yr/Yr 3Q21 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Cloud Global Business Services Consulting Application Management Global Process Services Cloud 3% 10% Flat (9%) 21% 12% 17% 5% 19% 38% 2% 9% (1%) (9%) 20% 11% 16% 5% 19% 37% Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (5%) (5%) (4%) 1% (12%) (13%) (33%) (24%) 11% (8%) (42%) (5%) (6%) (5%) Flat (12%) (14%) (33%) (25%) 11% (8%) (43%) The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated October 20, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2021 3Q21 Yr/Yr GAAP Divest impact Currency impact Adjusted Total Revenue 0% 0 pts (1 pts) (0%) Americas Europe/ME/Africa Asia Pacific 1% 1% (1%) 0 pts 0 pts (0 pts) (1 pts) (2 pts) 1 pts 0% (1%) (0%) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated October 20, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 3 3Q21 Yr/Yr GAAPDivest impact Currency impact Adjusted LTM Yr/Yr GAAPDivest impact Currency impact Adjusted Total Cloud 12% 0 pts (1 pts) 12% 14% 0 pts (3 pts) 11%

Non-GAAP Supplemental Materials Reconciliation of Revenue normalized to exclude Kyndryl – 2021 & Last 12 months *Estimated as of September 30, 2021 The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhi bit 99.2 included in the company’s F orm 8 -K date d October 20, 2021, for additional information on the use of the se Non -GAAP financial measures. Supplemental Materials 4 1Q21 2Q21 3Q21 Yr/YrYr/YrYr/Yr Revenue, Normalized to Exclude KyndrylTotal IBM LTM Yr/Yr Cloud Revenue as reported0.9% 3.4% 0.3% Impact from Kyndryl* 0.8 pts 1.0 pts 2.1 pts Revenue normalized to exclude Kyndryl (non-GAAP)1.7% 4.4% 2.5% Impact from divested businesses0.1 pts 0.1 pts 0.1 pts Currency impact (3.1 pts) (3.8 pts) (0.7 pts) Revenue normalized to exclude Kyndryl, adjusting for divested businesses and currency (non-GAAP)(1.2%) 0.8% 1.9% 13.6% 5.5 pts 19.1% 0.5 pts (2.7 pts) 17.0%

Non-GAAP Supplemental Materials Reconciliation of Revenue for Red Hat, Normalized - 3Q 2021 3Q21 Yr/Yr Red Hat Revenue, Normalized for Historical Comparability Revenue GAAP growth rate* Impact from purchase accounting deferred revenue and intercompany adjustments ** Revenue growth rate, normalized for historical comparability (non-GAAP) Impact from currency Revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP) 23% (6 pts) 17% (0 pts) 17% *Represents change in GAAP revenue as reported by IBM. Red Hat is included in the Cloud & Cognitive Software segment. **Represents change in the third-quarter 2021 impact of the deferred revenue purchase accounting adjustment and adjustments to a dd back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat und er GAAP if the acquisition had not occurred but was not recognized by IBM due to purchase accounting and intercompany adjustments. The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated October 20, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 5

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 3Q 2021 3Q21 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 0 pts (2 pts) (3 pts) 0 pts 0 pts 4 pts 0 pts (2 pts) 1 pts (1 pts) (2 pts) (4 pts) 0 pts 0 pts 0 pts (1 pts) (2 pts) (4 pts) 0 pts (1 pts) (2 pts) 0 pts 0 pts 3 pts 0 pts (1 pts) 1 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhi bit 99.2 included in the company’s F orm 8 -K date d October 20, 2021, for additional information on the use of the se Non -GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 6

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 3Q 2021 3Q21 Acquisition-Related Adjustments Retirement-Related Adjustments Separation-Related Charges Tax Reform Impacts Adjusted GAAP Gross Profit Gross Profit Margin SG&A RD&E Other (Income) & Expense Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $8,171 46.4% 4,860 1,621 234 6,852 1,319 7.5% 14.3% 1,130 6.4% $1.25 $184 1.0 pts (293) — (1) (294) 478 2.7 pts 1.5 pts 375 2.1 pts $0.41 — — — — (328) (328) 328 1.9 pts 0.4 pts 271 1.5 pts $0.30 — — — — — — — — 0.0 pts — 0.0 pts $0.00 $108 0.6 pts (169) (1) — (169) 277 1.6 pts -11.4 pts 510 2.9 pts $0.56 $8,463 48.0% 4,398 1,620 (94) 6,061 2,402 13.6% 4.8% 2,286 13.0% $2.52 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated October 20, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 7

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow – Last 12 Months 12 Months Ended Sep 2021 Net Cash from Operating Activities per GAAP: $16.1 Less: change in Global Financing (GF) Receivables $4.3 Net Cash from Operating Activities (Excluding GF Receivables) $11.9 Capital Expenditures, Net ($2.6) Free Cash Flow (Excluding GF Receivables) $9.2 $1.8 Structural actions initiated in 4Q20 & separation charges* $11.1 Adjusted Free Cash Flow $ in billions *includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Summary’, “Cash Flow and Balance Sheet Highlights”, “Cash Flow Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 20, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 8

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